SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event report):  June 11, 2001



                RYAN'S FAMILY STEAK HOUSES, INC.
     (Exact name of registrant as specified in its charter)


South Carolina           0-10943             57-0657895
(State or other         (Commission          (IRS                      Employer
jurisdiction of          File Number)        Identification
incorporation)                               No.)


                  405 Lancaster Avenue (29650)
                       Post Office Box 100
                         Greer, SC 29652

       (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (864) 879-1000


                           (No change)
(Former name or former address, if changed since last report)

Item 5.  Other Events.

On June 11, 2001 Ryan's Family Steak Houses, Inc. (the "Company") released to both sell-side and buy-side analysts on the Company's internal facsimile list information on restaurant sales results for the period ended June 6, 2001, (referred to therein as the month of May), which information is incorporated herein by reference.

Item 7.Financial Statements and Exhibits.
     (c) Exhibits

         20.1  May sales information issued June 11, 2001.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               RYAN'S FAMILY STEAK HOUSES, INC.
               (Registrant)
               By:  /s/Fred T. Grant, Jr.

               Name:  Fred T. Grant, Jr.

               Title: Senior Vice President-Finance

               Date:  June 11, 2001